Summary of Significant Accounting Policies Cash and cash equivalents (Policies)	12 Months Ended
Dec. 29, 2012
Cash and Cash Equivalents [Abstract]
Cash and Cash Equivalents, Policy [Policy Text Block]
Cash Equivalents: The Company considers highly liquid investments with an original maturity of three months or less to be cash equivalents. Cash equivalents are stated at cost, which approximates fair value. The Company's cash equivalents include bank certificates of deposit, money market funds and instruments and commercial paper investments. The Company performs periodic evaluations of the relative credit standing of the financial institutions and issuers of its cash equivalents and limits the amount of credit exposure with any one issuer.